CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in Meadow Valley Corporation's registration statement on Form S-3 of our report dated February 25, 2000 included in Meadow Valley Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                          /s/ BDO Seidman, LLP
                                          --------------------
                                          BDO Seidman, LLP

August 28, 2000